--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
      SN INSURANCE SERVICES        )   REPORT NUMBER 5               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-Aug-00
                            DEBTOR )                           TO:     31-Aug-00
-----------------------------------    -----------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM  )
-----------------------------------

1. Profit and Loss Statement                                   Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopiers, etc.             _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sale of Assets                       _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

SCHEDULE A

                            SNIG, BIG, SNIA and SNIS
                             Schedule of Operations
                         One Month ended August 31, 2000
                        [Bankruptcy filed April 26, 2000]
                                   [unaudited]

(In thousands)
                                                                                                                      Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------    --------
Revenues:

Commission income                                 $     --      $     --      $    549     $   1,067      $     --      $  1,616

Net investment income                                   (2)           33             2           343            --           376
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                       (2)           33           551         1,410            --         1,992
                                                  --------      --------      --------      --------      --------      --------
Expenses:

Interest Expense                                     1,111            --            --            --            --         1,111

General and administrative
   Other                                           (13,045)[a]         1            92           (24)       13,500[a]        524
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                  (11,934)            1            92           (24)       13,500         1,635
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion               11,932            32           460         1,434       (13,500)          358

Income tax (benefit) expense                            36            --            --            --            --            36
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                          11,896            32           460         1,434       (13,500)          322

Preferred securities dividends and accretion          (998)           --            --            --            --          (998)

Expenses not related to business operations:
   Legal and Professional Fees                         300            --            --            --            --           300
   Other non-operating expenses                         (8)           --            (8)           (5)           --           (21)
                                                  --------      --------      --------      --------      --------      --------
                                                    11,190            32           452         1,429       (13,500)         (397)

Equity in net income (loss) from subsidiaries       (2,509)[a]    (2,541)           --            --        14,128[a]      9,078
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $  8,681      $  2,509      $    452     $   1,429      $    628      $  8,681
                                                  ========      ========      ========      ========      ========      ========

[a] Amount includes SNIG's write down of a $13.5 million intercompany payable to Superior Bermuda Ltd. The intercompany payable was written down due to the cancellation of the Letter of Credit securing the $13.5 million intercompany payable. Offsetting SNIG's write down of the $13.5 million intercompany payable to Superior Bermuda Ltd. is the write off by Superior Bermuda Ltd. of its $13.5 million intercompany receivable from SNIG.

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 5
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                  $3,102,354
                    Gross Sales for Period Subject to Sales Tax               $0

                                         -------------------------------------------------------------------
                                                                                         Post Petition Taxes
                                                 Date Paid              Amount Paid *        Still Owing
                                         -------------------------------------------------------------------
Federal Payroll and Withholding Taxes    8/5/00, 8/11/00 & 8/19/00       $1,099,301              $0
State Payroll and Withholding Taxes      8/5/00, 8/11/00 & 8/19/00        $152,486               $0
State Sales and Use Tax                             N/A                      $0                  N/A
Real Property Taxes                                 N/A                      $0                  N/A
                                         -------------------------------------------------------------------

                  ALL PAYROLL TAXES PAID BY ADP
                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Aging of Accounts Payable and Receivable
As of August 31, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               4,005,021                 18,585                    --            2,353,468
Overdue  31-60 days                                    690,779                 75,000                    --            1,465,087
Overdue  61-90 days                                  1,321,156                 10,000                    --              934,609
Overdue  91-120 days                                 1,114,705                 40,000                     1                1,433
Overdue  121+ days                                          --                 66,255                    --            8,076,945
                                               --------------------------------------      -------------------------------------
Total                                              $ 7,131,660            $   209,839[A]         $        1          $12,831,542
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                 20,154                    --                   --
Overdue  31-60 days                                         --                 23,985                    --                   --
Overdue  61-90 days                                     16,227                 98,812                    --                   --
Overdue  91-120 days                                       215                 29,524                    --                    1
Overdue  121+ days                                          --                601,432                    --           14,963,853
                                               --------------------------------------      -------------------------------------
Total                                              $    16,442            $   773,907            $       --          $14,963,854
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               5,202,866              1,721,629               292,809                   --
Overdue  31-60 days                                 10,628,515              1,756,918               100,259                   --
Overdue  61-90 days                                  5,520,028              1,077,175                    --              201,832
Overdue  91-120 days                                 7,735,107              1,073,212                    --              127,737
Overdue  121+ days                                           0              6,677,346                    --              328,055
                                               --------------------------------------      -------------------------------------
Total                                              $29,086,516            $12,306,281            $  393,067          $   657,624
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,836,467              1,489,499             1,437,005                   --
Overdue  31-60 days                                     61,702              1,727,439               894,505                   --
Overdue  61-90 days                                     83,644              1,466,794               933,167                   --
Overdue  91-120 days                                    57,998              1,452,989               127,737                   --
Overdue  121+ days                                          --              8,842,293                    --               98,383
                                               --------------------------------------      -------------------------------------
Total                                              $ 2,039,812            $14,979,014            $3,392,415          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              11,044,354              3,249,867             1,729,813            2,353,468
Overdue  31-60 days                                 11,380,996              3,583,342               994,764            1,465,087
Overdue  61-90 days                                  6,941,055              2,652,781               933,167            1,136,441
Overdue  91-120 days                                 8,908,025              2,595,725               127,739              129,172
Overdue  121+ days                                           0             16,187,326                    --           23,467,236
                                               --------------------------------------      -------------------------------------
Total                                              $38,274,430            $28,269,041            $3,785,483          $28,551,403
                                               --------------------------------------      -------------------------------------

[A] Amounts in accounts payable in prior month reports reflected interest due and accrued on bank loan and Trust Preferred Securities. This month and future months will not reflect interest due and accrued on loans.

SCHEDULE C
AUGUST 31, 2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due            Number        Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc. /
  Fleet Capital Leasing                   Monthly        $235,337.00                09/01/2000                 1        $ 235,337.00
Citizens Leasing Corporation              Monthly           See BIG's schedule for details
Dell Financial Services                   Monthly        $  8,931.85                09/20/2000                 1        $   7,475.96
IKON Office Solutions, Inc. /
  IOS Capital                             Monthly        $  1,395.65             9/23/00,9/15/00               1        $   1,395.65
Neopost                                   Monthly        $    858.80             8/29/2000,9/10/00            None      $         --
Neopost                                   Quarterly      $    164.82                09/24/2000                None      $         --
Pitney Bowes Credit Corp.                 Monthly        $  4,810.67          9/10/00,9/20/00,9/1/00           1        $   2,926.75
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15            12/10/00, 11/10/00             1        $   4,640.20
Sharp Electronics Credit Co.              Monthly        $    699.04                09/01/2000                None      $         --
Stringer Business Systems Inc.            Monthly        $  2,108.99*               09/01/2000                 1        $   2,072.23
                                                                              9/24/00,9/6/00,9/11/00
Toshiba America Information Sys           Monthly        $  8,170.39              9/1/00, 9/18/00              1        $   8,170.39
Kilroy Realty Corp.                       Monthly        $153,583.82                09/01/2000                None      $         --
Tiger Ventura County /
  c/o Sares-Regis Group                   Monthly        $ 16,795.17                09/01/2000                None      $         --
Equity Office Properties
  (Chicago, IL)                           Monthly        $ 20,026.42                09/01/2000                None      $         --
Bemiston Tower, Inc /
  PM Realty Advisor                       Monthly        $  5,343.67                09/01/2000                None      $         --
Trizec Kahn Properties                    Monthly        $226,076.40                09/01/2000                None      $         --
Bettman Real Estate Management            Monthly        $  1,932.33                 09/01/00              See Note A
MCLT LDB-7 Landmark Square                Monthly        $  1,024.85                09/01/2000                None      $         --
Insignia ESG Inc - Biltmore Co.           Monthly        $ 12,437.51                09/01/2000                None      $         --
Equity Office Properties (Texas)          Monthly        $  3,942.39                09/01/2000                None      $         --
------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries

* Monthly payment is based on number of copies made for the previous month, therefore payment varies each month:

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $  206,798.28             09/01/2000                   1       $ 206,798.28
Dell Financial Services                   Monthly        $   52,321.29             09/15/2000                   1       $  27,223.70
Principal Management Corporation /
  GCI CAPITAL, INC.                       Monthly        $   30,827.28             09/01/2000                   1       $  30,827.28
Mack Cali Realty /
  500 Columbia Tpk Assoc., LLC            Monthly        $    9,245.77             09/01/2000                 None      $         --
Transwestern CG Partner LLP /
  c/o Transwestern Property Co.           Monthly        $    5,908.75             09/01/2000                 None      $         --
SP Environmental Systems /
  Union Pacific Railroad Co.              Monthly        $   12,465.16             09/01/2000                 None      $         --
Kaiser-Francis Oil Company /
  c/o Realty Operating Company            Monthly        $    3,778.00             09/01/2000                 None      $         --
Zodiac Development                        Monthly        $    9,454.31             09/01/2000                 None      $         --
Koger Realty Services Inc.
  (Brentwood, TN)                         Monthly        $    2,418.60             09/01/2000              See Note A
Koger Realty Services Inc.
  (San Diego, CA)                         Monthly        $   26,600.89             09/01/2000                 None      $         --
Prospect Park 29 NTL Income Realty /
  c/o PCS Realty Advisors                 Monthly        $   65,255.36             09/01/2000                 None      $         --
Colonial Property Trust                   Monthly        $    5,433.98             09/01/2000              See Note A
Fults Realty Corporation                  Monthly        $   15,362.95             09/01/2000              See Note A
Woodland III Holding, LLC /
  c/o Wasatch Property Management         Monthly        $   12,940.15             09/01/2000              See Note A

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries

Note A: Amount of payments not made are unknown at this time based on information provided by the Conserved Companies. It is currently being researched.

SNIA

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
NONE

------------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 5
Insurance Coverage - 5
As of August 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
   State             Carrier                          Agent                      Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Aug-00
Colorado       Pinnacol Assurance       Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Aug-00
Florida        Florida W/C Joint
                Underwriting
                Association, Inc.       Di Buduo & De Fendis Insurance Group     Statutory   09-Jun-01      31-Aug-00
Georgia        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Illinois       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Aug-00
Indiana        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   13-Jul-01      13-Jul-01
Kansas         Travelers Insurance      Di Buduo & De Fendis Insurance Group     Statutory   11-Aug-01      31-Aug-01
                Company
Louisiana      Louisiana W/C
                Corporation             Di Buduo & De Fendis Insurance Group     Statutory   31-May-01      31-Aug-00
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
New Mexico     New Mexico Mutual
                Casualty Company        Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      31-Aug-00
New York       The State Insurance
                Fund (N.Y.)             Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      01-Jul-01
Oregon         Liberty Northwest
                Insurance Corporation   Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      31-Aug-00
Pennsylvania   State Workmens'
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Tennessee      The Cincinnati
                Insurance Companies     Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Aug-00
Texas          Texas W/C Insurance
                Fund                    Di Buduo & De Fendis Insurance Group     Statutory   18-Jul-01      01-Jun-01
Utah           Workers' Compensation
                Fund of Utah            Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Wisconsin      Tri-State Insurance
                Company of Minnesota    Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA and SNIS.

August 31, 2000                                                       Schedule E

                                                                                                           Policy Exp.  Premium paid
Company                  Agent                 Type of Insurance              Amount of Coverage             Date        thru date
-------                  -----                 -----------------              ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Commercial General Liability
                                                Package
                                                General Liability             $1 million per occurrence   11/01/2000    10/01/2000
                                                                              $2 million aggregate        Renewed on 11/1/00
                                                                                                           thru 11/1/01
                                                Advertising Injury            $1 million
                                                Employee Benefit Liability    $1 million per claim
                                                                              $2 million aggregate

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Automobile
                                                Liability                     $1 million                   11/01/2000    10/01/2000
                                                Medical                       $5,000                       Renewed on 11/1/00
                                                                                                             thru 11/1/01
                                                Uninsured Motorist            $500,000
                                                Physical Damage               Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA  Carpenter Moore       Directors & Officers (run-off)
                                                Reliance                      $5,000,000                   05/01/2003    05/01/2003
                                                Lloyd's of London             $5,000,000 xs $5,000,000
                                                Gulf Insurance Company        $10,000,000 xs $10,000,000
                                                Executive Risk Indemnity      $10,000,000 xs $20,000,000
                                                Philadelphia Indemnity        $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Employer Practice Liability    $1 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Fiduciary Liability            $5 million per loss          12/10/2000    12/10/2000
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Commercial Umbrella            $20 million per occurrence   11/01/2000    10/01/2000
                                                                              $20 million aggregate        Renewed on 11/1/00
                                                                                                             thru 11/1/01

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Excess Liability               $10 million per occurrence   11/01/2000    10/01/2000
                                                                              $10 million aggregate        Renewed on 11/1/00
                                                                                                             thru 11/1/01

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Difference in Condition        $10 million per occurrence   01/22/2001    01/22/2001
                                                                              $10 million aggregate
                                                                              *$25,000 deductible, minimum
                                                                              and 5% of total insurable
                                                                              property

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Difference in Condition        $10 million                  01/22/2001    01/22/2001
                                               Excess

SNIG, BIG, SNIS, & SNIA  Di Buduo & De Fendis  Accident Policy (Life/Travel)  $1 million to $3 million     01/15/2001    01/15/2001
                                                                              (depends on rank of
                                                                              officer)

BIG only                 Di Buduo & De Fendis  Professional Liability         $10 million per loss         12/10/2004    12/10/2004
                                               Run Off BIG companies          & in the aggregate
                                               only/acts b/f 12-10-99
                                               * $500,000 deductible

SNIG only                Di Buduo & De Fendis  Professional Liability         $10 million per loss         12/10/2000    12/10/2000
                                               Run Off SNIG companies         & in the aggregate
                                               only/acts b/f & 12-10-99

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 5
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                                                                Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Please See Attached
             Schedule F

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

    06/30/2000     $31,177,419.00     $10,000.00     08/01/2000    $  250.00       105             $5,000.00 Note A
                                                     08/04/2000    $4,750.00       106                 $0.00

----------------------------------------------------------------------------------------------------------------

Note A - 2nd quarter trustee fee was paid in full on 11/4/00.

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: 12-1-00    Signed: /s/ Alex Corbett
       -------            -------------------------

SCHEDULE F
AUGUST 31, 2000

SNIG, BIG, SNIS, SNIA

----------------------------------------------------------------------------------------------------------------------
                                                            Type                                        Post-Petition
                Name of Professional                    Professional                                    Unpaid Total*
----------------------------------------------------------------------------------------------------------------------
Quinn Emanuel Urquhart Oliver & Hedges LLP      Special Litigation Counsel                              $670,119
Riordan & McKenzie                              Corporate Counsel                                       $ 60,602      See Note A
Christopher M. Maisel                           Access Facilitator                                      $381,937
Paul, Weiss, Rifkind, Wharton & Garrison                                                                $ 62,562
Tillinghast-Towers, Perrin                      Actuaries                                               $ 32,261
Latham & Watkins                                Counsel for Official Committee of Unsecured Creditors   $224,351

----------------------------------------------------------------------------------------------------------------------

* Unpaid amount is through 9/30/00, with the exception of Quinn Emanuel which is through 10/31/00.

Note A - Fees have been paid through retainer, but have not been approved by the Bankruptcy Court.